Exhibit 10.3

FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT (the "Agreement") dated as of April 14, 2015 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CG RAILWAY, INC., a Delaware corporation ("CG Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf'), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWJ"), LMS SHIPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAH"), SHEILA MCDEVITT, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") and collateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Required Lenders amend the Credit Agreement and grant certain consents under the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent. Notwithstanding Section 8.8 of the Credit Agreement, the Required Lenders hereby consent to non-compliance by the Borrowers with the minimum Consolidated Fixed Charge Coverage Ratio in Section 8.8(a)(v) of the Credit Agreement for the Fiscal Quarter ending March 31, 2015, and the non-compliance by the Borrowers with such financial covenant for such Fiscal Quarter shall not constitute an Event of Default under the Credit Agreement.

Except as expressly provided herein, the above consent shall not modify or affect the Loan Parties' obligations to comply fully with the terms of Sections 8.8 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Credit Document in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.8 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement with respect to any matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

2.Amendments to Credit Agreement.

a.The following definition is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order: "Fourth Amendment Effective Date" shall mean April 14, 2015.

b.The definition of "Permitted Refinancing" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

provided that, notwithstanding the foregoing, the refinancing of the Indebtedness of East Gulf Shipholding, Inc. to DNB Bank ASA and secured by the GLOVIS COUNTESS vessel, shall be deemed to be a "Permitted Refinancing" notwithstanding the failure to comply with clause (e) of this definition so long as (i) all other conditions to such Permitted Refinancing in this definition shall be satisfied with respect thereto, (ii) the aggregate principal amount of such Indebtedness after giving effect to such refinancing shall not exceed $32,000,000, and (iii) such refinancing shall be consummated on or prior to the last date of the Fiscal Quarter ending June 30, 2015.

c.Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (k) thereof; (ii) renumbering clause (1) as the new clause (m) thereof, and (iii) inserted a new clause (1) thereof as follows:

(1) Indebtedness incurred after the Fourth Amendment Effective Date but prior to June 30, 2015, in an aggregate amount not to exceed $15,000,000, to be used for general corporate purposes;

d.Section 8.2(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(k) Liens on the BALI SEA vessel, the BANDA SEA vessel and/or (after the release thereof as Collateral in accordance with the Credit Agreement) the GREEN POINT vessel to secure Indebtedness permitted by Section 8.1(1), in each case, so long as such vessel is not a United States flagged vessel;

e.Section 8.5 of the Credit Agreement is hereby amended by replacing the reference to "Sections 8.1(b), 8.1(d), 8.1(h) and 8.1(i)" in clause (2) thereof and replacing it with a reference to "Sections 8.1(b), 8.1(d), 8.1(h), 8.1(i) and 8.1(l)".

3.Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

a.the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

b.the Administrative Agent shall have received payment of all fees due to the Lenders on the date hereof and all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

4.Representations of the Borrowers. Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

a.It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

b.This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

c.No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

d.The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

e.After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

5.Miscellaneous.

a.The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

b.Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

c.This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

d.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

ENTERPRISE SHIP COMPANY, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

SULPHUR CARRIERS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

C.G. RAILWAY, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

CENTRAL GULF LINES, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

WATERMAN STEAMSHIP CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

COASTAL CARRIERS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

N.W. JOHNSON & CO., INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

LMS SHIPMANAGEMENT, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

U.S. UNITED OCEAN SERVICES, LLC

By: Coastal Carriers, Inc., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

MARY ANN HUDSON, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

SHEILA MCDEVITT, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

TOWER, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Authorized Representative

FRASCATI SHOPS, INC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President and Treasurer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

REGIONS BANK, as Administrative Agent and Collateral Agent

By: /s/ Edward E. Midyett

Name: Edward E. Midyett

Title: Senior Vice President

LENDERS:

REGIONS BANK, as a Lender

By: /s/ Edward E. Midyett

Name: Edward E. Midyett

Title: Senior Vice President

CAPITAL ONE BANK, N.A., as a Lender

By: /s/ Kyle Fontanille

Name: Kyle Fontanille

Title: AVP

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Robert M. Searson

Name: Robert M. Searson

Title: Senior Vice President

WHITNEY BANK, as a Lender

By: /s/ Phillip E. Gordillo

Name: Phillip E. Gordillo

Title: Senior Vice President